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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 7, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                74-0694415
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                1111 LOUISIANA
                HOUSTON, TEXAS                                  77002
   (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

      Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to certain reclassifications necessary to present CenterPoint Energy's electric generation operations (Texas Genco) as discontinued operations (as a result of the pending sale of these operations announced on July 21, 2004) in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" within CenterPoint Energy's historical consolidated financial statements, Selected Financial Data, and Management's Discussion and Analysis of Financial Condition and Results of Operations as reported in its Annual Report on Form 10-K dated March 12, 2004.

      These reclassifications above did not affect net income for any of the five years ended December 31, 2003.

      Exhibit 99.2 also includes certain financial statement schedules of CenterPoint Energy which have been updated to give effect to certain reclassifications discussed in Note 1(b) to CenterPoint Energy's consolidated financial statements.

      The financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect current developments subsequent to December 31, 2003.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data

99.2  Financial Statements and Supplementary Data of the Company

99.3  Independent Auditors' Consent

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTERPOINT ENERGY, INC.

Date: December 7, 2004                      By:   /s/ James S. Brian
                                               -----------------------------
                                                       James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                 Exhibit Description
-------                                -------------------
 99.1            Management's Discussion and Analysis of Financial Condition and
                 Results of Operations and Selected Financial Data

 99.2            Financial Statements and Supplementary Data of the Company

 99.3            Independent Auditors' Consent